Exhibit 99.1

PRESS RELEASE

CONTACT: Brian L. Cantrell Alliance Holdings GP, L.P. 1717 South Boulder Avenue, Suite 400 Tulsa, Oklahoma 74119 (918) 295-7673

FOR IMMEDIATE RELEASE

ALLIANCE HOLDINGS GP, L.P.

Reports Quarterly Financial Results; Increases Quarterly Distribution by 1.0% to $0.7425 Per Unit;  and Announces Intent to Simplify Structure

TULSA, OKLAHOMA, January 29, 2018 — Alliance Holdings GP, L.P. (NASDAQ: AHGP) today reported financial results for the quarter and year ended December 31, 2017 (the "2017 Quarter" and the "2017 Year", respectively). As previously announced, the Board of Directors of its general partner (the "Board") approved a distribution to unitholders of $0.7425 per unit (an annualized rate of $2.97 per unit) for the 2017 Quarter, payable on February 20, 2018 to AHGP unitholders of record as of the close of trading on February 13, 2018.  The announced distribution represents a  35.0% increase over the cash distribution of $0.55 for the quarter ended December 31, 2016 and a 1.0%  increase over the cash distribution of $0.735 for the quarter ended September 30, 2017 (the “Sequential Quarter”).

AHGP's principal sources of cash flow are its ownership interests in Alliance Resource Partners, L.P. (NASDAQ: ARLP).  The declared distribution is based on the distribution AHGP will receive from its ownership interests in ARLP, which previously announced a quarterly distribution for the 2017 Quarter of $0.51 per unit, or $2.04 per unit on an annualized basis, payable on February  14, 2018 to all unitholders of record as of the close of trading on February 7, 2018.  (See ARLP Press Release dated January 26, 2018.)

AHGP also reported net income attributable to AHGP for the 2017 Quarter of $49.3 million, or $0.82 per basic and diluted limited partner interest, a decrease of 19.4% compared to net income attributable to AHGP for the 2016 Quarter of $61.2 million, or $1.02 per basic and diluted limited partner unit.  Net income attributable to AHGP for the 2017 Quarter increased approximately 26.1% compared to net income attributable to AHGP for the Sequential Quarter of $39.1 million, or $0.65 per basic and diluted limited partner unit.  For the year ended December 31, 2017, AHGP reported net income of $186.0 million, or $3.11 per basic and diluted limited partner unit, which is consistent with the year ended December 31, 2016.

Operating results for AHGP reflect those of the operating subsidiaries of ARLP and, as a result, AHGP reports its financial results on a consolidated basis with the financial results of ARLP.  The consolidated net income of AHGP includes earnings and losses attributable to both AHGP and noncontrolling interests.

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AHGP also announced it intends to move forward with a structural simplification of the Alliance Partnerships, as initially discussed last July when AHGP exchanged its incentive distribution rights in ARLP for common units in ARLP.  (Please see Press Release dated July 28, 2017.)  At that time, we indicated further evaluation of our structural alternatives and the potential outcome of tax reform proposals then under consideration was appropriate before determining whether further simplification of the Alliance Partnerships should proceed.  Now that our structural evaluations are complete and tax reform has been clarified, management has recommended to the Board that further streamlining the Alliance Partnerships’ structure into a single reporting and trading entity should be pursued.  We currently anticipate simplification would be principally accomplished through a distribution of ARLP common units held by AHGP to the AHGP unitholders.  While the final form of this simplification is being refined, AHGP expects to complete this process in 2018 and will provide additional information once a final structure is approved.

A joint conference call regarding AHGP and ARLP’s 2017 Quarter and 2017 Year financial results is scheduled for today at 10:00 a.m. Eastern.  To participate in the conference call, dial (877)  317-6016 and request to be connected to the Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P earnings conference call.  Canadian callers should dial (855) 669-9657 and all other International callers should dial (412) 317-6016 and request to be connected to the same call.  Investors may also listen to the call via the "investor information" section of ARLP's website at http://www.arlp.com or AHGP's website at http://www.ahgp.com.

An audio replay of the conference call will be available for approximately one week.  To access the audio replay, dial US Toll Free (877) 344-7529; International Toll (412) 317-0088; Canada Toll Free (855) 669-9658 and request to be connected to replay access code 10115818.

About Alliance Holdings GP, L.P.

AHGP is a limited partnership formed to own and control ARLP's general partner through which it holds a non-economic general partner interest in ARLP and an approximate one percent general partner interest in ARLP's operating subsidiary, Alliance Resource Operating Partners, L.P.  In addition, AHGP owns 87,188,338 common units of ARLP.

News, unit prices and additional information about AHGP including filings with the Securities and Exchange Commission, are available at http://www.ahgp.com.  For more information, contact the investor relations department of AHGP at (918) 295-1415 or via e-mail at investorrelations@ahgp.com.

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The statements and projections used throughout this release are based on current expectations.  These statements and projections are forward-looking, and actual results may differ materially.  These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may occur after the date of this release.  At the end of this release, we have included more information regarding business risks that could affect our results.

FORWARD-LOOKING STATEMENTS:  With the exception of historical matters, any matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projected results.  These risks, uncertainties and contingencies include, but are not limited to, the following: changes in competition in coal markets and the ability of ARLP and its consolidated subsidiaries

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(the "ARLP Partnership") to respond to such changes; changes in coal prices, which could affect the ARLP Partnership's operating results and cash flows; risks associated with the expansion of the ARLP Partnership's operations and properties; legislation, regulations, and court decisions and interpretations thereof, including those relating to the environment and the release of greenhouse gases, mining, miner health and safety and health care; deregulation of the electric utility industry or the effects of any adverse change in the coal industry, electric utility industry, or general economic conditions; dependence on significant customer contracts, including renewing existing contracts upon expiration; changing global economic conditions or in industries in which the ARLP Partnership's customers operate; liquidity constraints, including those resulting from any future unavailability of financing; customer bankruptcies, cancellations or breaches to existing contracts, or other failures to perform; customer delays, failure to take coal under contracts or defaults in making payments; adjustments made in price, volume or terms to existing coal supply agreements; fluctuations in coal demand, prices and availability; continuation or worsening of depressed oil and gas prices adversely affecting the ARLP Partnership’s investments in oil and gas mineral interests and midstream services; the ARLP Partnership's productivity levels and margins earned on its coal sales; changes in raw material costs; changes in the availability of skilled labor; the ARLP Partnership's ability to maintain satisfactory relations with its employees; increases in labor costs, including costs of health insurance and taxes resulting from the Affordable Care Act, adverse changes in work rules, or cash payments or projections associated with post-mine reclamation and workers' compensation claims; increases in transportation costs and risk of transportation delays or interruptions; operational interruptions due to geologic, permitting, labor, weather-related or other factors; risks associated with major mine-related accidents, such as mine fires, or interruptions; results of litigation, including claims not yet asserted; difficulty maintaining the ARLP Partnership's surety bonds for mine reclamation as well as workers' compensation and black lung benefits; difficulty in making accurate assumptions and projections regarding post-mine reclamation as well as pension, black lung benefits and other post-retirement benefit liabilities; the coal industry's share of electricity generation, including as a result of environmental concerns related to coal mining and combustion and the cost and perceived benefits of other sources of electricity, such as natural gas, nuclear energy and renewable fuels; uncertainties in estimating and replacing the ARLP Partnership's coal reserves; a loss or reduction of benefits from certain tax deductions and credits; difficulty obtaining commercial property insurance, and risks associated with the ARLP Partnership's participation (excluding any applicable deductible) in the commercial insurance property program; and difficulty in making accurate assumptions and projections regarding future revenues and costs associated with investments in companies the ARLP Partnership does not control.

Additional information concerning these and other factors can be found in AHGP's public periodic filings with the Securities and Exchange Commission ("SEC"), including AHGP's Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 24, 2017 and AHGP's  Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017,  June 30, 2017, and September 30, 2017 filed on May 8, 2017, August 4, 2017, and November 6, 2017, respectively, with the SEC.  Except as required by applicable securities laws, AHGP does not intend to update its forward-looking statements.

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND OPERATING DATA

(In thousands, except unit and per unit data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
SALES AND OPERATING REVENUES:
Coal sales	$454,946	$504,210	$1,711,114	$1,861,788
Transportation revenues	16,767	10,379	41,700	30,111
Other sales and operating revenues	11,417	12,702	43,027	39,124
Total revenues	483,130	527,291	1,795,841	1,931,023

EXPENSES:
Operating expenses (excluding depreciation, depletion and amortization)	298,322	282,431	1,095,167	1,124,848
Transportation expenses	16,767	10,379	41,700	30,111
Outside coal purchases	—	—	—	1,514
General and administrative	16,171	19,912	63,331	75,087
Depreciation, depletion and amortization	74,872	90,773	268,981	336,509
Total operating expenses	406,132	403,495	1,469,179	1,568,069

INCOME FROM OPERATIONS	76,998	123,796	326,662	362,954
Interest expense, net	(10,481)	(7,283)	(39,385)	(30,669)
Interest income	15	3	102	14
Equity investment income	3,446	2,502	13,860	3,543
Cost investment income	3,598	—	6,398	—
Debt extinguishment loss	—	—	(8,148)	—
Other income	519	180	2,980	725

INCOME BEFORE INCOME TAXES	74,095	119,198	302,469	336,567

INCOME TAX EXPENSE	214	10	211	14

NET INCOME	73,881	119,188	302,258	336,553

LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(24,609)	(57,976)	(116,270)	(150,619)

NET INCOME ATTRIBUTABLE TO ALLIANCE HOLDINGS GP, L.P. ("NET INCOME OF AHGP")	$49,272	$61,212	$185,988	$185,934

BASIC AND DILUTED NET INCOME OF AHGP PER LIMITED PARTNER UNIT	$0.82	$1.02	$3.11	$3.11

DISTRIBUTIONS PAID PER LIMITED PARTNER UNIT	$0.7350	$0.5500	$2.5650	$2.6100

WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING – BASIC AND DILUTED	59,863,000	59,863,000	59,863,000	59,863,000

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except unit data)

(Unaudited)

	December 31,
	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,643	$44,525
Trade receivables	181,671	152,032
Other receivables	146	279
Due from affiliates	25	37
Inventories, net	60,275	61,051
Advance royalties, net	4,510	1,207
Prepaid expenses and other assets	28,192	22,128
Total current assets	283,462	281,259
PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment, at cost	2,934,188	2,920,988
Less accumulated depreciation, depletion and amortization	(1,457,532)	(1,335,145)
Total property, plant and equipment, net	1,476,656	1,585,843
OTHER ASSETS:
Advance royalties, net	39,660	29,372
Equity investments	147,964	138,817
Cost investments	106,398	—
Goodwill	136,399	136,399
Other long-term assets	30,712	25,997
Total other assets	461,133	330,585
TOTAL ASSETS	$2,221,251	$2,197,687

LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
Accounts payable	$97,371	$64,460
Due to affiliates	771	906
Accrued taxes other than income taxes	20,366	18,288
Accrued payroll and related expenses	35,801	41,576
Accrued interest	5,005	316
Workers' compensation and pneumoconiosis benefits	10,729	9,897
Current capital lease obligations	28,613	27,196
Other current liabilities	19,071	14,778
Current maturities, long-term debt, net	72,400	149,874
Total current liabilities	290,127	327,291
LONG-TERM LIABILITIES:
Long-term debt, excluding current maturities, net	415,937	399,446
Pneumoconiosis benefits	71,875	62,822
Accrued pension benefit	45,317	42,070
Workers' compensation	46,694	40,400
Asset retirement obligations	126,750	125,266
Long-term capital lease obligations	57,091	85,540
Other liabilities	14,587	17,203
Total long-term liabilities	778,251	772,747
Total liabilities	1,068,378	1,100,038

PARTNERS’ CAPITAL:
Alliance Holdings GP, L.P. ("AHGP") Partners' Capital:
Limited Partners – Common Unitholders 59,863,000 units outstanding	626,831	598,077
Accumulated other comprehensive loss	(34,820)	(16,550)
Total AHGP Partners' Capital	592,011	581,527
Noncontrolling interests	560,862	516,122
Total Partners’ Capital	1,152,873	1,097,649
TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$2,221,251	$2,197,687

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year Ended December 31,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:	$554,082	$700,725

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant and equipment:
Capital expenditures	(145,088)	(91,056)
Increase (decrease) in accounts payable and accrued liabilities	7,404	(4,402)
Proceeds from sale of property, plant and equipment	2,139	1,165
Contributions to equity investments	(20,688)	(76,797)
Purchase of cost investment	(100,000)	—
Distributions received from investments in excess of cumulative earnings	11,462	3,313
Payment for acquisition of business	—	(1,011)
Payment for acquisition of customer contracts	—	(23,000)
Net cash used in investing activities	(244,771)	(191,788)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under securitization facility	100,000	44,600
Payments under securitization facility	(127,600)	(27,700)
Payments on term loan	(50,000)	(156,250)
Borrowings under revolving credit facilities	215,486	140,000
Payments under revolving credit facilities	(440,486)	(270,000)
Borrowings under long-term debt	400,000	—
Payment on long-term debt	(145,000)	—
Proceeds on capital lease transactions	—	33,881
Payments on capital lease obligations	(27,071)	(24,456)
Payment of debt issuance costs	(16,487)	(101)
Payment for debt extinguishment	(8,148)	—
Contributions to consolidated company from affiliate noncontrolling interest	251	3,014
Net settlement of employee withholding taxes on vesting of ARLP Long-Term Incentive Plan	(2,988)	(1,336)
Contribution by limited partner - affiliate	1,000	1,000
Distributions paid by consolidated partnership to non-affiliate non-controlling interest and unissued LTIP participants	(84,973)	(89,311)
Distributions paid to Partners	(153,549)	(156,242)
Other	(5,628)	(189)
Net cash used in financing activities	(345,193)	(503,090)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(35,882)	5,847

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	44,525	38,678

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$8,643	$44,525

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